UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2005
                                                  ------------------

                           EMC INSURANCE GROUP INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Iowa                          0-10956              42-623455
-------------------------------        ------------      --------------------
(State or other jurisdiction of        (Commission       (I.R.S. Employer
         incorporation)                File Number)       Identification No.)

 717 Mulberry Street, Des Moines, Iowa                           50309
---------------------------------------                       ----------
(Address of principal executive office)                       (Zip Code)

                                (515) 280-2902
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 29, 2005, Employers Mutual Casualty Company, the parent company of the Registrant, amended its Supplemental Retirement Plan to comply with
Section 409A of the Internal Revenue Code and to make minor changes to definitions in the plan. The Employers Mutual Casualty Company Supplemental Retirement Plan, as amended, is filed as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits.

  (c)  Exhibits.

Exhibit Number      Description
--------------      ---------------------------------
      10.1          Employers Mutual Casualty Company
                    Supplemental Retirement Plan, as amended

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMC INSURANCE GROUP INC.
                                    Registrant


                                    /s/ Bruce G. Kelley
                                    -------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer


                                    /s/ Mark E. Reese
                                    -------------------------
                                    Mark E. Reese,
                                    Sr. Vice President &
                                    Chief Financial Officer
October 4, 2005

                                EXHIBIT INDEX
                                -------------

Exhibit Number      Description
--------------      ---------------------------------
      10.1          Employers Mutual Casualty Company
                    Supplemental Retirement Plan, as amended